Developing Next-Generation Epigenetic Treatments for Cancer Patients Corporate Overview January 2019 Exhibit 99.1

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the development status of the Company’s product candidates, the anticipated benefits of the changes to its clinical trial protocols and its anticipated achievement of milestones, including determination of proof of concept. All statements, other than statements of historical facts, contained in this press release, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Constellation’s ability to: obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in clinical trials; replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of CPI-1205, CPI-0610 and its other product candidates; advance the development of its product candidates under the timelines it anticipates, or at all, in current and future clinical trials; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties, and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward- looking statements included in this press release represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. CPI-1205, CPI-0610, CPI-0209, and other product candidates are investigational in nature and have not yet been approved by the FDA or other regulatory authorities. Forward-Looking Statements

Epigenetics: Instructions for Genetic Code Tumor Cells MDSC NK Cell T Cell Focused on Three Distinct Classes That Chemically Modify Chromatin Tumor Microenvironment Target Transcriptional Networks That Result in Cell Death Re-program Immune Cells to Overcome Resistance to Cancer Immunotherapies Transcriptional Control to Turn Genes On or Off Writers Erasers Readers

Two wholly owned clinical programs: CPI-0610 (BET) and CPI-1205 (EZH2) Constellation Highlights CPI-0610 has possible disease-modifying effects in myelofibrosis CPI-1205 has been well tolerated and active in clinical studies in combination with ARS inhibitors in prostate cancer Data updates in Q2 2019 for both programs with additional updates in 2H 2019 CPI-0209 expands the potential of our EZH2 franchise Robust discovery platform fuels the pipeline

* Metastatic castration-resistant prostate cancer Multiple Near-Term Opportunities for Success Product Candidates Indications Preclinical Phase 1 Phase 2 Phase 3 Milestones BET Inhibitor CPI-0610 2L Myelofibrosis 1L Myelofibrosis 18 patients enrolled (Dec 2018) Interim data update in Q2 2019 EZH2 Franchise CPI-1205 2L mCRPC* Ph 2 in combo with abi or enza Phase 1b data in Q2 2019 CPI-0209 (2nd Generation) Solid Tumors Initiate Phase 1 in mid-2019 Preclinical Tumor Microenvironment (Undisclosed) Solid Tumors / Heme Malignancies Innate Immunity (Undisclosed) Solid Tumors ProSTAR Trial MANIFEST Trial

Vision for 2019: A Year of Data 2019 Transition into a Late-Stage Oncology Development Company with an Exciting Pipeline of Development and Discovery Programs Generate positive POC and begin planning for pivotal registration studies with CPI-0610 and CPI-1205 Expand our EZH2 franchise by advancing CPI-0209 into clinical trials targeting solid tumors Deliver novel candidates into discovery and development portfolio

CPI-0610 BET Inhibitor

Control of Key Immune, Fibrotic, and Oncogenic Pathways Leads to Opportunity in Myelofibrosis (MF) BET Family of Proteins … Enhancer TSS BRD4 Transcription Factor … Fibrosis TGF-β target genes Immune Signaling NF-κB target genes Cancer Genetics MYC, BCL2

Suppress Bone Marrow Cells (Megakaryocytes) Driving MF and Reduce Inflammation Mechanism for Potential Disease Modification BET Signaling Differentiation of Myeloid Cells into Megakaryocytes Pro-Inflammatory Cytokines (e.g., IL-8) JAK/STAT Signaling STAT STAT Cytoplasm Nucleus NF-kB Target Genes BETs P P

Kleppe et al., 2018 Cancer Cell In Vivo Support for BET Inhibition Enhancing JAK Inhibition in MF BET Inhibitor + Ruxolitinib Led to Synergistic Reduction in Spleen Improved Bone Marrow Fibrosis Score Vehicle 1–2+ JQ1 (BETi) 1+ Ruxolitinib 1+ Combo 0 * * *

* Constellation Pharmaceuticals estimates; Europe 5 = UK, France, Germany, Italy, Spain ** Registered trademark of Incyte Corporation Myeloproliferative Neoplasm Leading to Bone Marrow Fibrosis and Impaired Hematopoiesis Myelofibrosis (MF) Background Ruxolitinib (Jakafi®**) Only Approved Therapy Ruxolitinib primarily provides symptomatic relief (spleen and systemic symptoms) Inadequate response in the majority of 1L patients No approved therapy in 2L disease Increased anemia and transfusion dependence Spleen Volume Systemic Symptoms Anemia & Transfusion Dependence Bone Marrow Fibrosis Market Size Treatment Paradigm Hallmarks of Myelofibrosis Significant Unmet Need 17 to 20K* Patients US 16 to 18K* Patients Europe 5

* Source: Mesa, R., et al. J Clin Oncol 2017: 35(34):3844-3850 ** Nicolosi et al. Leukemia 2018 32:1254–1258 Need for New Disease-Modifying Treatments in MF Spleen Response – SIMPLIFY-1* Transfusion Dependence – SIMPLIFY-1* JAK inhibitors exacerbate transfusion dependence 26.5% Spleen Response 29% Spleen Response 35% Decrease Change in Spleen Volume from Baseline (%) 150% 100% 50% 0% -50% -100% Momelotinib (n = 184) Ruxolitinib (n = 204) Non-responders Anemic/Transfusion Dependent Points Have Poor Prognosis** No anemia n=159; median survival 7.9 years Mild anemia (Hb ≥ 10 g/dL) n=384; median survival 4.9 years Moderate anemia (Hb ≥ 8, < 10 g/dL) n=159; median survival 3.4 years Severe anemia (Hb < 8 g/dL or transfusion dependent) n=407; median survival 2.1 years

Spleen Volume Systemic Symptoms Anemia & Transfusion Dependence Bone Marrow Fibrosis Potential for Disease Modification with CPI-0610 Treatment Preliminary Data Suggest Potential Improvements with CPI-0610 Treatment

Treated 138 patients in Phase 1 trials of various hematologic malignancies Preliminary clinical activity observed in: Myelofibrosis (Phase 2) Lymphoma – e.g., ABC-DLBCL (Phase 1) Signals of potential differentiated safety profile Phase 1 data suggest that thrombocytopenia (DLT) may be reversible and non-cumulative Activity seen at range of doses below the MTD CPI-0610 Overview *CR also achieved at lower dose of 40mg QD with a different formulation **Ability to titrate up to 225 mg #Source – Forero-Torres et al. (2017) - Poster at American Society for Hematology 2017 Annual Meeting ^Sources – Amorin et al. (2016) Lancet Haematology, Volume 3, Issue 4 196-204 Selected BET Inhibitors with Published Phase 1 Lymphoma Data 300 200 100 0 Dose – mg (once daily) MTD CPI-0610 INCB057643# OTX-015^ MK-8628^ Active Lymphoma Dose*/MF Ph2 Dose** Active Dose

* Cohort 3 will enroll anemic patients, pivotal trial plans would include all comers Robust Development Plan to Expand the CPI-0610 Opportunity MANIFEST: Expanded Phase 2 Trial in MF Cohort 1A: 2L Transfusion Dependent (TD) n = up to 16 Cohort 1B: 2L Non-TD n = up to 25 Cohort 2A: 2L Transfusion Dependent n = up to 16 Cohort 2B: 2L Non-TD n = up to 25 Cohort 3: 1L* n = ~ 43 CPI-0610 Mono CPI-0610 + Rux CPI-0610 + Rux 2L MF patients no longer on ruxolitinib 2L MF patients on ruxolitinib despite disease progression on therapy 1L MF patients Primary Endpoints Transfusion independence rate in Cohorts 1A, 2A Spleen volume reduction and Total Symptom Score assessment at 24 weeks in Cohorts 1B, 2B, and 3 Note: Each cohort will implement adaptive Simon’s two-stage design

Data cutoff December 10, 2018 MANIFEST: Data Update on First Four 2L MF Patients Treated Spleen Size Reduced in All Patients as Measured by MRI Best Spleen Response Reduced spleen size Symptom improvement One patient with thrombocytosis and one patient transfusion-dependent at baseline – both resolved for > 1 year Ongoing >16 months Ongoing >12 months CPI-0610 + Ruxolitinib COMBINATION CPI-0610 MONOTHERAPY

Data cutoff December 10, 2018 Transfusion Independence and Improved Anemia and Platelet Count in Rux-Resistant Patient Potential Improvement in Hematopoiesis After CPI-0610 Treatment Patient treated with CPI-0610 + ruxolitinib combination therapy No Transfusions for ≥ 52 Weeks Transfusions 4 wks 4 wks 4 wks 6 wks 2 1 2 1 1 Units of Blood Transfused

Data cutoff December 10, 2018 Increasing Trends in Hemoglobin Levels in First Four Patients Treated Potential for Improved Hematopoietic Function

Baseline Baseline Cycle 17 Cycle 17 CPI-0610 as a Monotherapy Correlates with Improved Bone Marrow Fibrosis* *Reticulin stain; Not yet confirmed by central review MF Grade 3 MF Grade 2 MF Grade 2 MF Grade 1 Patient #3 Heavily Pre-treated ASXL1 and CALR Mutation Patient #4 Heavily Pre-Treated ASXL1 and JAK2 mutation Evidence of Reduced Fibrosis Evidence of Reduced Fibrosis

# of Countries # of Clinical Sites # of Patients Enrolled Significant Expansion of Clinical Trial Operations Since Last Data Cutoff in May 2018 Most patients enrolled in study have poor prognosis Greater than 70% of patients have ASXL1 mutations Greater than 60% of patients ³ 3 different MF mutations Only 1 patient discontinued, due to non-treatment-related SAE Early data from recently dosed patients (beyond first 4 patients) suggest consistency of effect from treatment with CPI-0610 1 16 May 2018 December 2018 2 7 May 2018 December 2018 4 18 May 2018 December 2018

Deliver a therapy that can achieve disease modification as a monotherapy or in combination with JAK inhibitors Conversion of TD to TI Spleen volume reduction Symptom improvement Additional support: Reduced anemia Improvement in fibrosis grade Biomarkers: cytokine levels and allelic burden MF as Rapid Path to First Approval for CPI-0610 ** Registered trademark of Incyte Corporation Ruxolitinib (Jakafi®**) primarily provides symptomatic relief (spleen and systemic symptoms) Inadequate response in majority of 1L patients No approved therapy in 2L disease Increased anemia and transfusion dependence Spleen Volume Systemic Symptoms Anemia & Transfusion Dependence Bone Marrow Fibrosis Hallmarks of Myelofibrosis Significant Unmet Needs Goal for CPI-0610 in MF On Track for Discussion with Regulatory Authorities in 2019 on Potential Path Forward

CPI-1205 and CPI-0209 EZH2 Franchise

EZH2 “Writer” Activity Suppresses Gene Transcription EZH2 Inhibition Offers Broad Therapeutic Potential Polycomb Repressive Complex 2 (PRC2)… … Methylates Histone H3 at Lysine 27 (K27) EZH2 SUPPRESSED TRANSCRIPTION Acquired Drug Resistance: EZH2 mediates gene silencing that diminishes response to existing therapies Cancer Genetics: Mutations in genes that create a functional dependency on EZH2 Regulation of Immune Cells: EZH2 reprograms T cells to suppress an anti-tumor immune response

Yu et al., Cancer Research 2007 *Signature of H3K27me3-occupied EZH2 target genes repressed in metastatic relative to clinically localized prostate cancer and benign prostate tissue Model for EZH2 Role in Prostate Cancer EZH2 Gene Signature* Predicts Outcomes in Prostate Cancer 0 2 4 6 8 10 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 Time to relapse (years) Probability of survival Pro-Tumor Signaling Coregulators Prostate Tumor Growth AR AR Synergistically Enhances AR Signaling EZH2

*Bradley, WD, et al., ”EZH2 Inhibition as an Effective Treatment for Metastatic Castration-Resistant Prostate Cancer,” presentation at 2018 EORTC/NCI/AACR meeting EZH2 Synergy with Androgen Receptor Signaling (ARS) CPI-1205 Intensifies Gene Expression Effects of Enzalutamide in Prostate Cancer Cells* CPI-1205 is Active as Monotherapy and Synergistic with Enzalutamide in Killing Prostate Cancer Cells Enzalu- tamide CPI- 1205 Combo Theoretical concentration of each agent required to kill 90% of cancer cells if no synergistic activity Actual concentration of each agent required to kill 90% of cancer cells when combined Synergy

Current Treatment Paradigm in mCRPC mCRPC 1st Line Abiraterone or Enzalutamide 2nd Line Enzalutamide or Abiraterone (Poor Activity) 3rd Line Chemotherapy or Palliative Care EZH2 inhibition may enhance the activity of ARS inhibitors and reduce need for chemotherapy Pre-Metastatic Prostate Cancer May Expand Future CPI-1205 Opportunity ARSi Moving Upstream

*ASCO 2018 Poster Khalaf, et al. (Kim Chi lab) 2L mCRPC Patients Treated with Abiraterone or Enzalutamide Suffer Poor Response Rate and Short Time to Progression* GOAL Treat with CPI-1205 combination therapy to achieve deeper and more durable responses > PSA30 = 6% > PSA50 = 4% > PSA80 = 0% TTP = 1.6 months > PSA30 = 43% > PSA50 = 31% > PSA80 = 10% TTP = 2.7 months Abiraterone + prednisone Enzalutamide

Note: In ProSTAR, abiraterone is dosed in combination with prednisone Phase 2 Expanded to Include Enzalutamide and Abiraterone ProSTAR Trial Design Testing Biomarkers for Patient Enrichment Enzalutamide + CPI-1205 (Progressed on Abiraterone) n = ~ 35 Enzalutamide Alone (Progressed on Abiraterone) n = ~ 35 vs. Primary endpoints: MTD, RP2D Primary endpoint: Response rate PSA reduction, CTC Reduction, ORR Enzalutamide + CPI-1205 (Prior Abiraterone Progression) Abiraterone + CPI-1205 (Prior Enzalutamide Progression) Phase 1b Phase 2 CPI+1205 Abiraterone (Progressed on Enzalutamide) n = ~ 30 Initiated

*Expansion cohort in advanced prostate cancer initiated to evaluate potential anti-tumor activity ProSTAR Update May 25, 2018 Data Recap 2 of 6 evaluable patients achieved PSA reduction of >80% 2 of 4 evaluable patients with CTCs achieved CTC reduction of >30% 2 of 2 evaluable patients had metastatic disease improve Compassionate use patient*: PSA80 and reduction in tumor size Current Enrollment Status 36 patients enrolled in ProSTAR Phase 1b across both arms PSA80, improvement in metastatic disease, and CTC reduction seen Phase 2 portion of trial initiated Next Steps Targeting presentation of Phase 1b data at a medical meeting in Q2 2019 Mid-year POC determination on track C1D1 C4D1

*Continued on CPI-1205 monotherapy after cycle 1 Resolution of Bone Metastases Baseline Cycle 4 Day 1 CPI-1205 + Enzalutamide* Example Patient 1

Objective Response by CT Scan February 2018 Baseline: December 2017 CPI-1205 + Enzalutamide Example Patient 2

Significant PSA Reduction in Heavily Pre-Treated and Refractory Patient Experience with a Compassionate-Use Patient 3,000 2,500 2,000 1,500 1,000 500 12 agents prior to CPI-1205, including second-generation androgen inhibitors, chemotherapy, PARP inhibitors, tyrosine kinase inhibitors, checkpoint inhibitors, radium 223, and radiotherapy Start CPI-1205 + Enzalutamide (PSA ~ 2900) PSA Score (ng/mL) 80% reduction in PSA levels Evidence of tumor size reduction in the neck 6/1/2016 9/1/2016 12/1/2016 3/1/2017 6/1/2017 9/1/2017 12/1/2017 3/1/2018 PSA levels escalated significantly in final year of treatment prior to CPI-1205 + enzalutamide Treatment interrupted due to non-treatment-related pneumonia Subsequent progression in liver led to discontinuation. Patient later died. Expansion cohort in advanced prostate cancer initiated to evaluate potential anti-tumor activity

CPI-1205 EZH2 Franchise Summary Preclinical synergy with androgen receptor signaling (ARS) inhibitors ProSTAR Phase 1b demonstrates well-tolerated combinations and evidence of activity with either enzalutamide or abiraterone ProSTAR Phase 2 started Best-in-class potential with more comprehensive coverage of EZH2 Broad application, including large patient populations across several solid tumors Single-agent and combination activity preclinically First-in-human studies planned for mid-2019 CPI-0209

Lymphoma Xenograft – Mutated EZH2 Model Once-Daily Treatment Resulted in Rapid and Durable Tumor Regression CPI-0209: Second-Generation EZH2 Inhibitor CPI-0209 May Provide More Comprehensive EZH2 Coverage, Expanding Addressable Populations Cessation of treatment Prostate Cancer Xenograft – ARV7+ Model Vehicle CPI-0209, 25 mg/kg oral, once daily

Discovery Platform Fueling the Pipeline Innate Adaptive Alter aberrant gene expression within cancer cells Increase tumor immunogenicity Re-program immune cells to overcome resistance to cancer immunotherapies Tumor Cells Immune Cells Discovery Programs Targeting Epigenetic Regulators on the Tumor and Immune Microenvironment

Financial/Operational Strength

Post-IPO cash expected to fund operations into Q2 2020, including: Ongoing clinical trials to determine proof of concept for CPI-1205 and CPI-0610 Continued advancement of CPI-0209 Ongoing support for robust discovery/preclinical pipeline Oversubscribed crossover financing round in April raised $100 million from high-quality investors Cash and cash equivalents as of September 30, 2018, of $128.5 million Strong Cash Position $ Millions, Except Per-share Amounts 9M18 3Q18 R&D Expenses $32.1 $12.7 G&A Expenses $8.5 $3.7 Other Income (Expenses), Net $0.6 $0.5 Net Loss Attributable to Common Stockholders ($40.0) ($15.9) Net Loss Per Share Attributable to Common Stockholders ($5.45) ($0.81)

Management Team Jigar Raythatha President and CEO Emma Reeve Chief Financial Officer Adrian Senderowicz, M.D. Chief Medical Officer Brad Prosek SVP, Corporate Development Robert Sims, PhD SVP, Research Patrick Trojer, PhD Chief Scientific Officer Karen Valentine Chief Legal Officer, General Counsel Brenda Sousa SVP, HR and Operations Experienced Management Team, Board, and Scientific Advisors Danny Reinberg, Ph.D., NYU, HHMI, NAS David Allis, Ph.D., Rockefeller Univ., NAS Yang Shi, Ph.D., Harvard Medical School Pam Sharma, M.D., Ph.D., MD Anderson Cancer Center David Livingston, M.D., Dana Farber Cancer Center Scott Lowe, Ph.D. Memorial Sloan-Kettering Robert Schreiber, Washington U. School of Med. Board of Directors Founders & Scientific Advisory Board Mark Goldsmith, M.D., Ph.D. (Chairman), CEO, Revolution Medicines Jigar Raythatha Jim Audia, Ph.D., Chicago Biomedical Consortium Tony Evnin, Ph.D., Venrock Steven Hoerter, Agios Pharmaceuticals Peter Svennilson, The Column Group Bob Tepper, M.D., Third Rock Ventures Elizabeth Tréhu, M.D., Jounce Therapeutics

Potential Value Creation Catalysts 2019 –Year of Data 2018 –Year of Execution 1H 2018 Complete crossover financing Expand enrollment in ProSTAR Initiate ORIOn-E Select 2nd generation EZH2 inhibitor candidate (CPI-0209) 2H 2018 Complete IPO Additional active sites in US, Canada / EU for CPI-0610 in myelofibrosis Initiate Phase 2 portion of ProSTAR trial 1H 2019 ORIOn-E safety and recommended Phase 2 dose (RP2D) CPI-1205 – Update from Phase 1b portion of ProSTAR trial at Q2 2019 medical meeting CPI-0610 – Interim update from MANIFEST Phase 2 trial at Q2 2019 medical meeting Initiate Phase 1 for CPI-0209 2H 2019 CPI-1205 - Interim update from Phase 2 portion of ProSTAR CPI-0610 – Additional update from MANIFEST trial